EXHIBIT 99.1


                      ========================================================================================
                                                 Deutsche Bank Securities CMO Model
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                                                        Price / Yield Report
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
                          -------------------------
Bond Id and Name            GE05C3         X
                          -------------------------
Bond Type                    WACIO
                          -------------------------
Bond Name                            X
                          -------------------------                                                   ------------------------
Original Balance          2,116,111,258.00                                   Current Balance         2,116,111,258.00
                          -------------------------                                                   ------------------------
Original Coupon                        0.154587  %                           Current Coupon            0.154587 %
                          -------------------------                                                   ------------------------
Deal Description               GECCMC2005-C3
                          -------------------------                                                   ------------
Orig. Cutoff Date            8/1/05                                          Dated Date                 8/1/05
                          -------------------------                                                   ------------
Settlement Date             8/25/05                                          First Payment Date         9/10/05
                          ------------                                                                ------------


Market Levels                  TSY03M       TSY06M      TSY01Y      TSY02Y       TSY03Y      TSY05Y      TSY10Y       TSY30Y
                          ---------------------------------------------------------------------------------------------------
                               4.1200       4.1200      4.1200      4.1200       4.1790      4.2430      4.3940       4.5750
                          ---------------------------------------------------------------------------------------------------
Swap Table                     SWP01Y       SWP02Y      SWP03Y      SWP04Y       SWP05Y      SWP06Y      SWP07Y       SWP08Y
                          ---------------------------------------------------------------------------------------------------
                               38.280       38.280      41.470      43.370       44.130      44.660      44.930       45.200
                          ---------------------------------------------------------------------------------------------------
Report Generated                     Wed Aug 10 14:55:11 2005 (v.4.203) /home/abehlman/emikus/deals/cmbs/ge05c3/red/GE05C3_new.cmo,
                          ---------------------------------------------------------------------------------------------------------


Market Levels

Swap Table                     SWP09Y      SWP10Y       SWP12Y      SWP15Y      SWP20Y       SWP25Y      SWP30Y      SWP40Y
                          --------------------------------------------------------------------------------------------------
                               45.220      45.500       50.750      52.490      53.995       51.744      48.494      48.494
                          --------------------------------------------------------------------------------------------------
Report Generated                /data/strgrp/tsy/mkt.level, /home/abehlman/tmp/p10149/GE05C3_S7_X_py.csv
                          --------------------------------------------------------------------------------------------------


                                  X1           X2          X4_0          X5_0            X4             X5
              ----------------------------------------------------------------------------------------------
                  0.48382       4.984        5.802         3.388         2.378          2.616         1.566
              ----------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------
Ave Life                        7.470        7.739         7.469         7.340          7.222         7.104
                          ----------------------------------------------------------------------------------
Ave Cashflow                    3.762        3.868         3.528         3.410          3.444         3.325
                          ----------------------------------------------------------------------------------
Mod Dur                         3.360        3.384         3.272         3.236          3.251         3.213
                          ----------------------------------------------------------------------------------
Window                      9/05-6/15    9/05-9/15     9/05-9/15     9/05-9/15      9/05-6/15     9/05-6/15
                          ----------------------------------------------------------------------------------
Sprd/Avl                      66.6/av     147.6/av      -93.0/av     -193.6/av      -169.4/av     -274.0/av
                          ----------------------------------------------------------------------------------
Sprd/AvCf                     78.1/av     159.5/av      -80.8/av     -181.5/av      -157.7/av     -262.3/av
                          ----------------------------------------------------------------------------------
Sprd/Tsy                     66.5/7.5    148.3/7.5     -93.1/7.5    -194.1/7.5     -168.7/7.0    -273.7/7.0
                          ----------------------------------------------------------------------------------
SwapSpd                          21.6        102.5        -138.0        -238.6         -214.4        -319.0
                          ----------------------------------------------------------------------------------
Bond Loss                        0.00         0.00          0.00          0.00           0.00          0.00
                          ----------------------------------------------------------------------------------
Coll Loss                        0.00         0.00   85335739.31   124766519.89   84928909.06   124174765.53
                          ----------------------------------------------------------------------------------
Loss Pct                        0.00%        0.00%         3.43%         5.02%          3.42%         4.99%
                          ----------------------------------------------------------------------------------



                          --------------------------------------------------------------------------------------
X1                                                      Lockout YM only;100% CPR
                          --------------------------------------------------------------------------------------
X2                                                       Lockout YM only;0% CPR
                          --------------------------------------------------------------------------------------
X4_0                         Lockout YM only;0% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
                          --------------------------------------------------------------------------------------
X5_0                         Lockout YM only;0% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
                          --------------------------------------------------------------------------------------
X4                          Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
                          --------------------------------------------------------------------------------------
X5                          Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
                          --------------------------------------------------------------------------------------


addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


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

This information has been prepared solely for information purposes and is not an
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omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                                                                                                    Remaining
                                                                                                                     Term to
                                                           Cut-off     LTV at Cut-                    Maturity/     Maturity
                            Property Name                  Balance         off          DSCR          ARD Date      (Months)
              ------------------------------------------------------------------------------------------------------------------
A-1           125 West 55th Street                         50,000,000         64.52%        1.58      3/1/2010         55
A-2           125 West 55th Street                         50,000,000         64.52%        1.58      3/1/2010         55
              Oakland City Center                         150,000,000         38.96%        3.56      5/1/2010         57
              1301 Fannin                                  70,700,000         70.00%        1.61      5/1/2010         57
A-3           Oakland City Center                         150,000,000         38.96%        3.56      5/1/2010         57
              1301 Fannin                                  70,700,000         70.00%        1.61      5/1/2010         57
              Inland Hewitt Office Portfolio              129,800,000         57.79%        2.20      6/1/2010         58
A-4           Inland Hewitt Office Portfolio              129,800,000         57.79%        2.20      6/1/2010         58
              11 Dupont Circle                             43,600,000         80.00%        1.33      7/1/2010         59
              Windstone MHC - IPG Portfolio                11,870,000         70.36%        1.30      8/1/2010         60
              Windemere & Mill Creek MHCs - IPG             5,090,000         72.92%        1.40      8/1/2010         60
              Longview MHC                                  4,425,000         75.64%        1.36      8/1/2010         60
              Hidden Village MHC                            4,350,000         79.96%        1.32      8/1/2010         60
              Bakersfield Office Portfolio                 19,200,000         75.29%        1.73      9/1/2010         61
A-5           Oglethorpe Mall                              74,918,248         69.02%        1.30      7/1/2012         83
              One Main Place                               69,000,000         73.02%        1.26      7/1/2012         83
A-6           Oglethorpe Mall                              74,918,248         69.02%        1.30      7/1/2012         83
              One Main Place                               69,000,000         73.02%        1.26      7/1/2012         83
              The Barlow Building                          61,750,000         64.93%        1.72      8/1/2012         84
A-7A          8300 Bissonnet                                4,758,000         79.97%        1.33      5/1/2015        117
              7926 South Madison Street                     4,400,000         80.00%        1.32      5/1/2015        117
              Yelland - Long Beach                          4,050,000         54.73%        2.10      5/1/2015        117
              Lumber River Village                          3,190,000         68.97%        1.39      5/1/2015        117
              Fairfield Self Storage                        2,991,244         71.22%        1.63      5/1/2015        117
              Garden City Plaza                            98,339,043         79.37%        1.21      6/1/2015        118
              123 William Street                           90,000,000         78.26%        1.20      6/1/2015        118
              Village at Main Street Shopping Center       28,250,000         78.25%        1.25      6/1/2015        118
              Renaissance Towne Center                     17,375,000         76.61%        1.26      6/1/2015        118
              The Market at Parmer Lane                    16,000,000         71.11%        1.26      6/1/2015        118
              Woodmen Valley Shopping Center               15,000,000         78.95%        1.24      6/1/2015        118
              Westpark Shopping Center                     13,170,000         65.85%        1.84      6/1/2015        118
              Premiere Place Shopping Center               12,800,000         75.29%        1.24      6/1/2015        118
              Plano Tech Center                            11,550,000         64.17%        1.35      6/1/2015        118
              Dimmock Square Shopping Center               11,474,495         62.70%        1.84      6/1/2015        118
              Alderwood Retail                              7,880,000         76.88%        1.27      6/1/2015        118
              Centre of Merritt                             6,479,638         63.53%        1.42      6/1/2015        118
              Castro Valley Hayward Storage                 5,987,619         70.44%        1.39      6/1/2015        118
              Western Way RV Resort                         4,728,476         79.74%        1.26      6/1/2015        118
              Castle Hills Self Storage                     4,016,976         66.51%        1.43      6/1/2015        118
              Storage Max Self Storage                      3,890,000         55.26%        1.39      6/1/2015        118
              2105 Corporate Drive                          3,742,459         77.16%        1.33      6/1/2015        118
              Hawthorne Self Storage                        3,492,746         67.17%        1.78      6/1/2015        118
              Castro Valley Storage                         3,106,645         67.54%        1.38      6/1/2015        118
              Tyrone Village MHC                            2,265,000         79.47%        1.22      6/1/2015        118
              Loews Universal Hotel Portfolio              80,000,000         52.84%        3.61      7/1/2015        119
              25 West 45th Street                          44,953,685         74.92%        1.21      7/1/2015        119
              Spirit Finance Portfolio                     39,161,225         69.93%        1.38      7/1/2015        119
              Brewery Station                              16,300,000         69.96%        1.47      7/1/2015        119
              Town & Country Shopping Center               15,684,129         78.42%        1.23      7/1/2015        119
              Springs MHC                                  12,100,000         57.92%        1.48      7/1/2015        119
              Doheny Village Center                        11,988,811         70.52%        1.26      7/1/2015        119
              Shaws Marketplace                            11,680,000         80.00%        1.25      7/1/2015        119
              Senior Aerospace                             10,875,000         75.00%        1.41      7/1/2015        119
              Red Mountain Plaza                           10,489,258         66.81%        1.42      7/1/2015        119
              Gold Canyon RV Park                          10,450,000         66.99%        1.47      7/1/2015        119
              Chino Promenade                               9,000,000         77.59%        1.38      7/1/2015        119
              Dover Shopping Center                         8,791,401         69.50%        1.44      7/1/2015        119
              Homewood Suites-Tallahassee                   7,489,844         66.28%        1.45      7/1/2015        119
              Graham Town Center                            7,192,480         80.36%        1.22      7/1/2015        119
              Tinley Crossings - 8151 W 183rd               6,873,028         79.92%        1.39      7/1/2015        119
              The Groves                                    6,300,000         46.67%        2.08      7/1/2015        119
              Luna Crossing                                 5,700,000         80.85%        1.29      7/1/2015        119
              Stor-N-Loc Santa Rosa                         5,593,021         74.87%        1.27      7/1/2015        119
              Shoppes at Corporate Park                     5,494,440         77.39%        1.24      7/1/2015        119
              Sunrise RV Park                               5,300,000         65.11%        1.45      7/1/2015        119
              Tinley Crossings - 18410 Crossings Dr         5,234,690         79.92%        1.34      7/1/2015        119
              Raytown Walgreens                             4,475,675         78.52%        1.27      7/1/2015        119
              Storage One @ Stephanie                       4,300,000         52.00%        2.06      7/1/2015        119
              Storaway Orlando                              3,950,000         72.48%        1.27      7/1/2015        119
              Santa Paula Self Storage                      3,600,000         58.44%        1.60      7/1/2015        119
              Storage One @ Annie Oakley                    3,596,499         72.07%        1.33      7/1/2015        119
              Advantage Self Storage Rockwall               3,471,579         74.34%        1.46      7/1/2015        119
              Storage One @ Rock Springs                    2,896,933         36.12%        3.33      7/1/2015        119
              Budget Self Storage of Tampa                  2,696,048         56.17%        1.69      7/1/2015        119
              A Storage Place - Englewood                   2,520,000         80.00%        1.39      7/1/2015        119
              Storage One at Ann Road                       2,400,000         35.35%        3.55      7/1/2015        119
              Roanoke Corners                               2,040,000         70.34%        1.30      7/1/2015        119
              Storage One @ Pecos Mini                      1,897,990         27.23%        4.09      7/1/2015        119
              Thomas Crossroads                             1,400,000         76.71%        1.33      7/1/2015        119
A-7B          Loews Universal Hotel Portfolio              80,000,000         52.84%        3.61      7/1/2015        119
              25 West 45th Street                          44,953,685         74.92%        1.21      7/1/2015        119
              Spirit Finance Portfolio                     39,161,225         69.93%        1.38      7/1/2015        119
              Brewery Station                              16,300,000         69.96%        1.47      7/1/2015        119
              Town & Country Shopping Center               15,684,129         78.42%        1.23      7/1/2015        119
              Springs MHC                                  12,100,000         57.92%        1.48      7/1/2015        119
              Doheny Village Center                        11,988,811         70.52%        1.26      7/1/2015        119
              Shaws Marketplace                            11,680,000         80.00%        1.25      7/1/2015        119
              Senior Aerospace                             10,875,000         75.00%        1.41      7/1/2015        119
              Red Mountain Plaza                           10,489,258         66.81%        1.42      7/1/2015        119
              Gold Canyon RV Park                          10,450,000         66.99%        1.47      7/1/2015        119
              Chino Promenade                               9,000,000         77.59%        1.38      7/1/2015        119
              Dover Shopping Center                         8,791,401         69.50%        1.44      7/1/2015        119
              Homewood Suites-Tallahassee                   7,489,844         66.28%        1.45      7/1/2015        119
              Graham Town Center                            7,192,480         80.36%        1.22      7/1/2015        119
              Tinley Crossings - 8151 W 183rd               6,873,028         79.92%        1.39      7/1/2015        119
              The Groves                                    6,300,000         46.67%        2.08      7/1/2015        119
              Luna Crossing                                 5,700,000         80.85%        1.29      7/1/2015        119
              Stor-N-Loc Santa Rosa                         5,593,021         74.87%        1.27      7/1/2015        119
              Shoppes at Corporate Park                     5,494,440         77.39%        1.24      7/1/2015        119
              Sunrise RV Park                               5,300,000         65.11%        1.45      7/1/2015        119
              Tinley Crossings - 18410 Crossings Dr         5,234,690         79.92%        1.34      7/1/2015        119
              Raytown Walgreens                             4,475,675         78.52%        1.27      7/1/2015        119
              Storage One @ Stephanie                       4,300,000         52.00%        2.06      7/1/2015        119
              Storaway Orlando                              3,950,000         72.48%        1.27      7/1/2015        119
              Santa Paula Self Storage                      3,600,000         58.44%        1.60      7/1/2015        119
              Storage One @ Annie Oakley                    3,596,499         72.07%        1.33      7/1/2015        119
              Advantage Self Storage Rockwall               3,471,579         74.34%        1.46      7/1/2015        119
              Storage One @ Rock Springs                    2,896,933         36.12%        3.33      7/1/2015        119
              Budget Self Storage of Tampa                  2,696,048         56.17%        1.69      7/1/2015        119
              A Storage Place - Englewood                   2,520,000         80.00%        1.39      7/1/2015        119
              Storage One at Ann Road                       2,400,000         35.35%        3.55      7/1/2015        119
              Roanoke Corners                               2,040,000         70.34%        1.30      7/1/2015        119
              Storage One @ Pecos Mini                      1,897,990         27.23%        4.09      7/1/2015        119
              Thomas Crossroads                             1,400,000         76.71%        1.33      7/1/2015        119